Supplement to Passport Prospectus
                      Supplement dated  February 11, 2011
                to Prospectus dated May 1, 2010 as supplemented

Discontinuation of Sales & Investment Option Changes:

Effective March 1, 2011, Symetra Life Insurance Company has decided to discontinue sales of the Symetra Retirement Passport Group Variable Annuity, no longer allowing new sales of the Contract and no longer issuing new Certificates under existing Contracts. As a current Participant, your level of service will not be affected, you will continue to be able to make on-going contributions to your existing Participant Account and you will still have all rights and benefits under the Contract.

In conjunction with the discontinuation of sales, Symetra Life Insurance Company will be making changes to the investment options offered to existing Participants under the Retirement Passport Group Variable Annuity Contract and Certificates issued thereunder. If you are invested in the Portfolios on March 1, 2011, and remain continuously invested thereafter, you will still be
allowed to contribute to the Portfolios.   Effective March 1, 2011, the
following Portfolios are available only if you have been continuously invested in them since March 1, 2011.



- Invesco V.I. Mid Cap Core Equity Fund (Series II Shares)
- BlackRock Global Allocation V.I.  Fund,  Class III
- Columbia Mid-Cap Growth Fund
- Columbia Small Company Growth Fund
- Columbia Small Cap Value Fund
- Franklin Flex Cap Growth Securities Fund - Class 2
- Franklin Small-Mid Cap Growth Securities Fund - Class 2
- Franklin Templeton VIP Founding Funds Allocation Fund - Class 2
- Templeton Growth Securities Fund - Class 2
- Goldman Sachs VIT Government Income Fund - Service Shares
- Neuberger Berman AMT Guardian Portfolio - Class S
- Neuberger Berman AMT Regency Portfolio - Class S
- American Funds The Growth Fund of America
- American Funds New Perspective Fund